UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Jefferies Financial Group Inc.
(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Voting Common Shares, par value $1 per share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
5.875% Senior Notes Due 2028	JEF 28	New York Stock Exchange
5.125% Senior Notes Due 2031	JEF 31	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange
6.200% Senior Notes Due 2034	JEF 34	New York Stock Exchange
5.500% Senior Notes Due 2036	JEF 36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.
Other Events.

On July 8, 2026, Jefferies Financial Group Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Jefferies International Limited, Citigroup Global Markets Limited, Natixis, Banco Santander, S.A., SMBC Bank International plc and Société Générale, and the additional Underwriters named in Schedule A thereto, whereby the Company agreed to issue and sell to the underwriters €850,000,000 aggregate principal amount of its 4.500% Senior Notes due 2033 (the “Notes”). The offering is anticipated to close on July 15, 2026, subject to the satisfaction of customary closing conditions. The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the document filed as an exhibit to this report.

On July 8, 2026, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of its public offering of the Notes. A copy of the Pricing Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

1.1
Purchase Agreement, dated as of July 8, 2026, by and among Jefferies Financial Group Inc., Jefferies International Limited, Citigroup Global Markets Limited, Natixis, Banco Santander, S.A., SMBC Bank International plc and Société Générale and the additional Underwriters named in Schedule A thereto, relating to the Notes

99.1	Pricing Press Release, dated July 8, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2026	JEFFERIES FINANCIAL GROUP INC.

	By	/s/ Michael J. Sharp
Name: Michael J. Sharp
Title: Executive Vice President and General Counsel

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